Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

FLORISTS’ TRANSWORLD DELIVERY, INC. a corporation	Civil Action No.:	05C 4869

Plaintiff,	Judge	Andersen
v.

PROVIDE COMMERCE, INC.,	Magistrate Judge	Nolan
a corporation, d/b/a PROFLOWERS,

Defendant.
DEMAND FOR JURY TRIAL

COMPLAINT FOR UNFAIR COMPETITION BY FALSE ADVERTISING, DECEPTIVE
TRADE PRACTICES AND INTENTIONAL INTERFERENCE WITH PROSPECTIVE

ECONOMIC ADVANTAGE

Plaintiff FLORISTS’ TRANSWORLD DELIVERY, INC. (“FTD”) avers as follows:

INTRODUCTION

1.                                       Defendant PROVIDE COMMERCE, INC., doing business as PROFLOWERS (“PROFLOWERS”), is a competitor of FTD, and is engaged in a nationwide campaign wilfully and deliberately designed and calculated to deceive consumers and unfairly compete with FTD by, inter alia, falsely advertising that PROFLOWERS provides “fresher flowers” by shipping flowers to consumers “direct from the fields” with “no middleman,” when in fact PROFLOWERS does not ship the bulk of its flowers directly from fields, and in fact, for example, does use middlemen, distribution centers, fulfillment contractors, and refrigerated warehouses.

2.                                       PROFLOWERS’ actions constitute deceptive business practices, false advertising and unfair competition in violation of the Lanham Act, Illinois law, California law and the common law.

3.                                       FTD seeks an injunction barring PROFLOWERS from further deceiving consumers, making further false misrepresentations and false advertising statements, and unfairly competing with FTD, and an order that PROFLOWERS engage in corrective advertising to undo, at least in part and to the extent possible, the damage it has intentionally and wrongfully inflicted.  FTD further seeks recovery of its damages, PROFLOWERS’ profits, the cost of necessary and appropriate corrective advertising, and punitive damages under the Lanham Act, Illinois law, California law and the common law for the injuries FTD has suffered and will continue to suffer as a result of Defendant’s wrongful acts, and to deter PROFLOWERS and others from similar conduct in the future.

PARTIES

4.                                       FTD is a corporation duly organized and existing under the laws of the State of Michigan, with its principal place of business located at 3113 Woodcreek Drive, Downers Grove, Illinois 60515-9499.

5.                                       FTD is informed and believes and thereon avers that PROFLOWERS is a corporation organized and existing under the laws of the State of Delaware, with its principal executive offices located at 5005 Wateridge Vista Drive, San Diego, California 92121-5780.

JURISDICTION AND VENUE

6.                                       This is a civil action arising under the Lanham Act, 15 U.S.C. § 1125(a) for false advertising and unfair competition; the Illinois Uniform Deceptive Trade Practices Act, 815 ILCS 510 et seq. for deceptive trade practices; California Business & Professions Code § 17500 for untrue or misleading advertising; California Business & Professions Code § 17200 for commission of unlawful, unfair and fraudulent business acts and practices; and the common law of unfair competition.

7.                                       This Court has original subject matter jurisdiction over the claims arising under the Lanham Act pursuant to 28 U.S.C. §§ 1331, 1338 and 15 U.S.C. §1121.  This Court has supplemental jurisdiction over the remaining claims under 28 U.S.C. §1367.  This Court also has original subject matter jurisdiction over all of the claims pursuant to 28 U.S.C. § 1332(a)(1), in that this action is between citizens of different states, and the matter in controversy, exclusive of interest and costs, exceeds the sum of $75,000.

8.                                       This Court has personal jurisdiction over Defendant because, among other things, Defendant’s false advertising has been directed to this State, and, Defendant regularly transacts, does and/or solicits business in this State.

9.                                       Venue in this district is proper under 28 U.S.C. § 1391 in that the complained-of acts are occurring in this district and/or the Defendant is a resident of, and/or conducting business in this district, and thus is subject to jurisdiction in this district.

BACKGROUND FACTS

FTD’s Background

10.                                 FTD, itself and through its predecessors, has provided florist association services since long prior to the complained-of acts of the Defendant.  As part of these florist association services, FTD operates and maintains a clearinghouse that permits licensees (sometimes referred to as “members”) to accept floral orders from, and to deliver floral arrangements to, customers in distant geographic locations.  FTD’s computerized clearinghouse also processes the exchange of credits and funds between licensee florists.

11.                                 FTD has created branded lines of unique floral arrangements and gifts for sale by licensees, and directly by FTD through its own e-commerce sites which directly compete with those of PROFLOWERS.  FTD also prepares and commissions advertising used to promote the purchase of floral arrangements and gifts in association with its marks from its florists/licensees, and directly through its own e-commerce sites.  FTD, itself and through its predecessors, has provided these services under several names, service marks and trademarks including the famous “FTD” mark since at least as early as 1920, and approximately 20,000 florists are now licensees of FTD.

12.                                 FTD is the pioneer and leader in providing these types of floral and gift services and the FTD brand has become extremely well known and recognized in the floral industry.  This reputation is known not only to floral merchants but to the public as a whole.  As such, the FTD brand is one of the most well-known and famous trademarks in existence, and has been so long prior to the wrongful acts of the Defendant complained of herein.

Defendant’s Wrongful Acts

“Direct From The Fields” False Claim

13.                                 PROFLOWERS repeatedly claims and uses as its central advertising theme that its flowers are shipped “direct from the fields.”  For example, PROFLOWERS touts its flowers as “shipped direct [or fresh, or straight] from the fields, bypassing middlemen, extended stays in refrigerators or warehouses before they reach your doorstep.”

14.                                 FTD is informed and believes and thereon avers that the claim “direct from the fields” is intended to be, and is, in fact understood by the consumer as a claim that the flowers from PROFLOWERS are being directly shipped from the grower (i.e., “the fields”) to the customer, with no middleman, no intervening storage, no delays, etc.  PROFLOWERS reinforces the concept and import of its “direct from the fields” claim by numerous other false and misleading advertising claims made by PROFLOWERS, e.g., “overnight,” “no middlemen,” the “elapsed time diagram,” etc., as more fully set forth herein.

15.                                 Based on express statements by PROFLOWERS in Federally mandated Securities and Exchange Commission filings, PROFLOWERS ships many (possibly even most) of its flower orders through various distribution centers and not “direct from the fields,” rendering the “direct from the fields” claim false and misleading, and intentionally so made.

The False and Misleading Consumer “Elapsed Time” Diagrams:

16.                                 The PROFLOWERS print and online advertising extensively and repeatedly presents and touts an “Elapsed Time” diagram which claims that flowers from “Traditional Florists” go from The Fields (or Farm), to Importer, to Wholesaler, to Florist, to Customer, with an “Elapsed Time: 8 - 12 Days (Average)” (Some advertisements will omit the word “Average”).

The diagram also shows the PROFLOWERS Direct Delivery system as going from The Fields (or Farm) to the Customer, with an “Elapsed Time: 1 - 3 Day Average.”  A true and correct copy of the PROFLOWERS Consumer Elapsed Time Diagram as presented to consumers is shown in Exhibit A-1 attached hereto.

17.                                 The PROFLOWERS Consumer Elapsed Time Diagram of Exhibit A-1 omits, conceals and misstates the truth in that there are in fact a series of distribution centers through which many (or maybe even most or all) of the PROFLOWERS orders pass and/or are filled, that there is inventory maintained in these distribution centers around the country, and that this inventory of flowers held at distribution centers is increased during peak holiday seasons.  For these reasons, inter alia, the PROFLOWERS Consumer Elapsed Time Diagram of Exhibit A-1 is false and/or intentionally misleading.  Moreover, FTD is informed and believes and thereon avers that the source of the flowers sold by PROFLOWERS is a broker or wholesaler, and not a “Farm” or “The Fields”.

The “Elapsed Time” Diagram in SEC Filings:

18.                                 PROFLOWERS uses a different equivalent to the “Elapsed Time” Diagram in its filings with the U.S. Securities and Exchange Commission (“SEC”), as show in Exhibit A-2 attached hereto.  The PROFLOWERS Consumer Elapsed Time Diagram of Exhibit A-1 represents that orders are shipped directly from the farm or grower to the customer or consumer.  In contradiction to the publicly advertised flow of orders, the PROFLOWERS SEC Elapsed Time Diagram of Exhibit A-2 states that the orders are shipped from the supplier to the “Provide Commerce Marketplace,” and then to the customer/consumer, with “Provide Commerce Marketplace” being undefined, but presumably includes the Miami distribution center, and/or one or more of the numerous distribution centers owned and operated by third party contractors (i.e., “middlemen”) who collect a fee for preparation and packaging the flower orders before they are then shipped to the customer.

Radio Advertising False Claims:

19.                                 PROFLOWERS creates and runs numerous radio advertising spots whose claims make pointedly specific representations to the effect that flowers purchased by PROFLOWERS customers are picked the day before - or sometimes the day of - the order, and are then shipped direct to the customer with no middleman involved.  For example, the relevant text copy from several representative PROFLOWERS radio advertisement scripts state (emphasis added):

Holly Firfer WZGC-FM, Atlanta 4/27/05:

You’re gonna get the freshest, most incredible flowers that last what seems forever because they’re shipped direct from the fields. Your flowers are picked the day before they’re sent to mom. So not only are they fresh, but there’s no middleman, and that means great prices.

Danny Bonaduce KYSR-FM, Los Angeles 3/1/2005:

... when you order ProFlowers, there’s no middlemen. You get the freshest flowers, ‘cause right when you order, some guy goes out on the field and chops or plucks your roses

Danny Bonaduce KYSR-FM, Los Angeles 4/6/2005

They are cut fresh from the grower’s field.  You order ‘em at 1-800-P-R-O-FLOWERS or at ProFlowers.com. Some guy goes out in the field and cuts ‘em right outta the ground.

Trapper Jack WDOK-FM Cleveland 4/27/05

... you can’t get any fresher than this direct from the fields, there’s no middleman, there’s no waitin’ around, there’s just fresh from the fields

20.                                 These claims by PROFLOWERS are not true, and in fact are intentionally false and misleading.  It is not true that in every case - and in fact it is likely not ever true in any circumstance - that only at the point in time an order is received by the grower, a person physically goes out to the field, cuts the flowers to fill the order, and then ships those flowers directly to the customer from the field, with no middleman involved.

PROFLOWERS Utilizes a Large Miami Flower Distribution Center:

21.                                 PROFLOWERS touts its “direct from the fields” service as a central theme of its advertising, telling consumers that flowers are shipped directly from the fields, with no middleman.  However, in publicly-filed federally-mandated SEC filings, PROFLOWERS admits that its advertisements are false by stating that it maintains a large distribution center in Miami:

We fulfill a significant portion of our flower orders through our Miami distribution facility.

We fulfilled 19.4% of our flower orders in fiscal 2004 and 22.8% of our flower orders in fiscal year 2003 through our Miami distribution facility.  In the future,

we may be unable to fulfill our customers’ orders through the Miami distribution facility in a timely manner, or at all, due to a number of factors, including:

•                                          a refrigeration failure; or ...

22.                                 The existence of this Miami distribution center sharply conflicts with PROFLOWERS’ publicly advertised concept and claims of “direct from the fields” and “no middlemen.”  That the distribution center is dependent on refrigeration makes it clear that flowers are stored there - and hence require refrigeration, further demonstrate the false and misleading nature of PROFLOWERS’ publicized claims.

PROFLOWERS Also Utilizes Third Party Distribution Facilities and Middlemen:

23.                                 PROFLOWERS repeatedly touts that its flowers are allegedly shipped “direct from the fields” and, thus, as a result of it having no middlemen its flowers are allegedly fresher.  Yet, Provide Commerce states in its SEC filings that:

In order to assist our planning and logistics capabilities, depending upon the time of year, we use between five and 10 distribution facilities located strategically across the U.S. based on proximity to population centers and distribution hubs to supplement our 10 to 20 suppliers that also offer drop-shipment distribution capabilities on their own. As of June 30, 2004, our distribution facilities are located in the Northeast, Florida, Indiana, Texas, California and Mississippi. With the exception of our Miami, Florida facility, these facilities are operated by third-parties that deal in the distribution of perishable products for a number of companies and that receive a per-order transaction fee for assisting in processing and packing our products. By distributing products through these distribution facilities, we maximize on-time delivery especially during peak shipment dates, distribute products in a more cost-effective manner and minimize the capacity constraints that may exist at an individual supplier location

24.                                 These admissions in its federally-mandated SEC filings demonstrate the undeniable falsity of the PROFLOWERS “no middlemen” claims.  PROFLOWERS’ admits that “these facilities are operated by third-parties that deal in the distribution of perishable products for a number of companies and that receive a per-order transaction fee for assisting in processing and packing our products,” - exactly what a “middleman” does -  and renders false and intentionally misleading PROFLOWERS’ central claim that its distribution chain has “no middlemen.”

PROFLOWERS Maintains Flowers in Inventory:

25.                                 In its federally-mandated SEC filings PROFLOWERS states that:

We do not take title to flowers shipped direct from our growers to our customers until pick-up by FedEx.  We take title to flowers from growers outside the U.S. that we briefly maintain as inventory while in-transit to one of our distribution facilities and while being prepared and packaged for shipping.

26.                                 Since PROFLOWERS takes title to flowers from growers outside the U.S. which are then sent to one of PROFLOWERS’ many distribution facilities (all of which, except for Miami, are owned and operated by third-party contractors - i.e., “middlemen”- who collect a fee), for preparation and packaging, the advertised claims of PROFLOWERS’ of  “direct from the fields,” and “no middlemen” are per se false.

27.                                 The PROFLOWERS system of importing flowers from growers outside the U.S., storing them in inventory at the refrigerated warehouses of PROFLOWERS or its large network of independent third-party contractors for inventory who then fill orders placed by customers demonstrates the false and misleading nature of the PROFLOWERS claim that its flowers are shipped “direct from the fields” to the customer.

28.                                 PROFLOWERS has exacerbated the seriousness of and damage caused by the foregoing false and misleading statements, inter alia, by its extensive Internet, e-commerce, print and direct mail advertising programs which stress the importance of the very benefits PROFLOWERS claims in these false and/or misleading statements.  PROFLOWERS bombards the customer with explanations as to why freshness is so important, and how PROFLOWERS somehow provides this superior freshness by the very claims which are, on their face and as evidenced by its contradictory SEC filings, false and/or misleading.  PROFLOWERS has made extensive efforts through its advertising campaigns built around these false and/or misleading statements.  The efforts expended by PROFLOWERS creates a legal presumption that PROFLOWERS has, in fact, succeeded in convincing consumers of its claims including, the importance of  “direct from the fields” freshness, of the benefits of eliminating the “middlemen”, of not picking flowers until they are ordered, of not having a warehouse or distribution center which refrigerates flowers and keeps them in inventory.  All of these claims of PROFLOWERS’ distribution scheme are demonstrably false by PROFLOWERS own admissions in its SEC filings.

FIRST CLAIM FOR RELIEF

Unfair Competition by False Advertising in Violation of the
Lanham Act

29.                                 FTD realleges and incorporates by reference each and every allegation contained in each of the above paragraphs as if fully set forth herein.

30.                                 PROFLOWERS has and continues to make or cause to be made false statements of fact in commercial advertisements about its own products or services and/or the products or services of its agents.

31.                                 PROFLOWERS’ false statements of fact are literally false, either on their face or by necessary implication, or in some cases where they may be literally true they are nonetheless likely to mislead or confuse consumers.

32.                                 PROFLOWERS’ false or misleading statements of fact actually deceived or had the tendency to deceive a substantial segment of their audience.

33.                                 The deception or potential deception is material, in that it is likely to influence consumers’ purchasing decisions.

34.                                 PROFLOWERS caused its false statements to enter commerce regulable by Congress, and have affected such commerce.

35.                                 FTD has been and is likely to continue to be injured as a result of PROFLOWERS’ false or misleading statements, either by direct diversion of sales from FTD and/or its member florists or licensees to PROFLOWERS or by a lessening of the goodwill associated with the products and/or services of FTD and/or its member florists or licensees.

36.                                 PROFLOWERS acts constitute unfair competition by false advertising under Section 43 (a) of the Lanham Act, 15 U.S.C. § 1125(a).

37.                                 Pursuant to 15 U.S.C. §1117, Defendant PROFLOWERS’ past conduct and continued flagrant false advertising justifies an award of treble damages, including FTD’s actual damages and PROFLOWERS’ profits, plus cost of suit and reasonable attorneys’ fees to FTD.

38.                                 FTD is informed and believes and thereon avers that PROFLOWERS will continue its campaign of false advertising unless enjoined by this Court.

39.                                 FTD has no adequate remedy at law for the ongoing injuries being caused by PROFLOWERS.

SECOND CLAIM FOR RELIEF

Deceptive Trade Practices in Violation of the Illinois Uniform Deceptive Trade Practices
Act, 815 ILCS 510 et seq.

40.                                 FTD realleges and incorporates by reference each and every allegation contained in each of the above paragraphs as if fully set forth herein.

41.                                 PROFLOWERS has made or caused to be made statements in advertising in Illinois that have the capacity to deceive, are deceptive, create a likelihood of misunderstanding and/or are untrue or misleading.

42.                                 PROFLOWERS knew, or by the exercise of reasonable care should have known, that the statements were untrue or misleading.

43.                                 PROFLOWERS’ acts violate federal and/or state law and constitute deceptive trade practices prohibited by 815 ILCS 510 et seq.  PROFLOWERS has willfully engaged in such deceptive practices.

44.                                 FTD is informed and believes and thereon avers that PROFLOWERS will continue its campaign of false advertising unless enjoined by this Court.

THIRD CLAIM FOR RELIEF

Unfair Competition by False Advertising in Violation of

California Business & Professions Code § 17200 et seq.

45.                                 FTD realleges and incorporates by reference each and every allegation contained in each of the above paragraphs as if fully set forth herein.

46.                                 PROFLOWERS has made or caused to be made statements in advertising in California that are untrue or misleading.

47.                                 PROFLOWERS knew, or by the exercise of reasonable care should have known, that the statements were untrue or misleading.

48.                                 PROFLOWERS’ acts violate federal and/or state law and constitute false advertising prohibited by Cal. Bus. & Prof. Code § 17500.

49.                                 PROFLOWERS acts constitute unfair competition pursuant to Cal. Bus. & Prof. Code § 17200.

50.                                 FTD is informed and believes and thereon avers that PROFLOWERS will continue its campaign of false advertising unless enjoined by this Court.

FOURTH CLAIM FOR RELIEF

Intentional Interference With Prospective Economic Advantage

51.                                 FTD realleges and incorporates by reference each and every allegation contained in each of the above paragraphs as if fully set forth herein.

52.                                 FTD has enjoyed economic relationships between itself and its customers, and also with its member florists and licensees, all containing the expectancy of future economic benefit to FTD.

53.                                 PROFLOWERS has knowledge of the existence of the current and prospective relationships between FTD and its customers.

54.                                 PROFLOWERS has intentionally engaged in a false advertising campaign designed to disrupt the current and prospective relationships between FTD and its customers.

55.                                 FTD is informed and believes and thereon avers that PROFLOWERS’ false advertising campaign has actually disrupted important current and prospective relationships between FTD and its customers.

56.                                 FTD has sustained damages proximately caused by PROFLOWERS’ false advertising campaign.

57.                                 PROFLOWERS’ acts constitute intentional interference with prospective economic advantage under the common law of Illinois, California and/or other states.

58.                                 PROFLOWERS is guilty of oppression, fraud, or malice in committing the above acts.

WHEREFORE, Plaintiff FTD prays for relief against Defendant PROFLOWERS as follows:

1.                                       For an injunction pursuant to, inter alia, 15 U.S.C. § 1116(a), 815 ILCS 510/3, the common law and Cal Bus & Prof Code §§ 17200 and 17535, restraining and enjoining Defendant PROFLOWERS, and its agents, servants, employees, and all others in active concert or participation with it, from making further false or misleading statements regarding the freshness of their or their agents’ products or services;

2.                                       For an order that Defendant PROFLOWERS engage in an effective corrective advertisement campaign to be outlined by FTD;

3.                                       For an award of damages suffered by FTD in an amount to be proven at trial, including an award of the costs of reasonable and appropriate advertising which FTD must publish to correct the false and/or misleading advertising by PROFLOWERS, all of which to be trebled, plus interest, pursuant to 15 U.S.C. § 1117(a);

4.                                       For an award of all profits earned by Defendant PROFLOWERS as a result of conduct alleged herein, in an amount to be proven at trial, trebled, plus interest, pursuant to 15 U.S.C. § 1117(a);

5.                                       For an award of punitive and exemplary damages for the sake of example and by way of punishing Defendant PROFLOWERS, pursuant to, inter alia, Cal. Civ. Code § 3294(a);

6.                                       For an award of FTD’s reasonable attorneys’ fees pursuant to 15 U.S.C. § 1117(a) and for attorneys’ fees and costs pursuant to 815 ILCS 510/3;

/ / /

/ / /

/ / /

7.                                       For costs of suit pursuant to 15 U.S.C. § 1117(a); and

8.                                       For such other and further relief as the court deems just.

Date: August 23, 2005	Respectfully submitted,

FLORISTS’ TRANSWORLD DELIVERY, INC.

	By:	/S/ Neil D. Greenstein
One of its attorneys

Neil D. Greenstein	James R. Daly
TechMark/Greenstein Law, P.C.	Timothy J. Heverin
55 South Market Street, Suite 1630	JONES DAY
San Jose, CA 95113	77 West Wacker
Tel: (408) 280-2228	Chicago, IL 60601-1692
Fax: (408) 280-2250	Tel: (312) 782-3939
Fax: (312) 782-8585

DEMAND FOR JURY TRIAL

Plaintiff FTD respectfully requests a jury trial on all issues so triable.

Date: August 23, 2005	Respectfully submitted,

FLORISTS’ TRANSWORLD DELIVERY, INC.

	By:	/S/ Neil D. Greenstein
One of its attorneys

Neil D. Greenstein	James R. Daly
TechMark/Greenstein Law, P.C.	Timothy J. Heverin
55 South Market Street, Suite 1630	JONES DAY
San Jose, CA 95113	77 West Wacker
Tel: (408) 280-2228	Chicago, IL 60601-1692
Fax: (408) 280-2250	Tel: (312) 782-3939
Fax: (312) 782-8585

EXHIBIT A

Exhibit A-1 CONSUMER ELAPSED TIME DIAGRAM

Direct From The Fields

Proflowers’ field fresh flowers are the freshest anywhere - about 5 - 9 days fresher than traditional floral providers .  The reason is simple — they’re shipped direct from our fields. No middlemen or extended stays in refrigerators before they reach your doorstep. So enjoy the freshness, the elegance, the long-lasting beauty of the world’s finest flowers as they bloom before your eyes. Visit us online to learn more about our freshness and quality.

Exhibit A-2 SEC ELAPSED TIME DIAGRAM

(From Provide Commerce Form 10-K Y/E June 30, 2004)